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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 4, 2000


                              GLACIER BANCORP, INC.


             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                000-18911                           81-0519541
         -----------------------           -------------------------------
         (Commission File Number)          IRS Employer Identification No.


                                   P.O. Box 27
                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 406-756-4200



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

              Effective February 4, 2000, Glacier Bancorp, Inc. ("Glacier") completed its pending acquisition of Mountain West Bank. The acquisition was accomplished pursuant to a Plan and Agreement of Merger, dated as of September 9, 1999, (the "Agreement") as amended on January 12, 2000. The Agreement was included as Appendix A to the Proxy Statement/Prospectus dated December 17, 1999, previously filed by Glacier as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS


       (a) Financial Statements - The requisite historical financial information will be filed, as applicable, and as soon as available, but no later than 60 days after this Report was required to be filed.

       (b) Pro forma Financial Information - The requisite pro forma financial information will be filed, as applicable, and soon as available, but no later than 60 days after this Report was required to be filed.

       (c)    Exhibits.


              (2) First Amendment of Agreement and Plan of Merger, dated as of January 12, 2000.

              (99) Press Release dated February 4, 2000 issued by Glacier to announce the completion of the Acquisition of Mountain West Bank.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  February 4, 2000


                                            GLACIER BANCORP, INC.



                                            By     /s/ Michael J. Blodnick
                                                   -----------------------------
                                                   Michael J. Blodnick,
                                                   President and Chief
                                                   Executive Officer